MORGAN STANLEY DEAN WITTER SHORT-TERM BOND FUND           Two World Trade Center

LETTER TO THE SHAREHOLDERS October 31, 2000             New York, New York 10048

DEAR SHAREHOLDER:

The U.S. economy continued its unprecedented expansion during the six-month period ended October 31, 2000. Real personal consumption accelerated and unemployment reached a 30-year low. As the period began, fears that an overheating economy would cause inflation to worsen prompted the Federal Reserve Board to raise the federal funds rate to 6.50 percent.

Aided by soaring energy prices, efforts to curb the rapid rate of growth began to yield results by late spring. The stock markets cooled and business and consumer spending moderated. With the economy settling into a more sustainable growth pattern, investors' expectations of further slowing helped drive interest rates lower. On October 31, 2000, 2- and 5-year U.S. Treasury notes yielded 5.92 percent and 5.81 percent, respectively, down by nearly 0.75 percentage points from their end-of-April levels.

Corporate market liquidity improved somewhat from earlier in the year, with performance among shorter maturities aided by historically high incremental yields versus Treasuries. While some credit-suspect issues rose in value as their companies' cash flows improved, others fared poorly, succumbing to investor concerns about credit erosion potentially resulting from lowered earnings projections.

PERFORMANCE

For the six-month period ended October 31, 2000, Morgan Stanley Dean Witter Short-Term Bond Fund returned 4.38 percent compared to 4.92 percent for the Lehman Brothers U.S. Credit Index (1-5 Year).* The Fund's performance during the period was driven by falling interest rates and by market gains for lower-quality holdings that saw their liquidity

---------------------
*The Lehman Brothers U.S. Credit Index (1-5 Year) (formerly Lehman Brothers
 Mutual Fund Short (1-5) Investment Grade Debt Index) includes U.S. corporate and specified foreign debentures and secured notes with maturities of one to five years. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

MORGAN STANLEY DEAN WITTER SHORT-TERM BOND FUND and credit profiles improve. The Fund's underperformance relative to its benchmark can be attributed partly to our decision not to extend the Fund's duration significantly before interest rates began to drop, because we preferred to maintain a higher dividend level instead of locking in the lower yields that would result from the negatively sloped yield curve. The Fund benefited from higher market prices for several new issues purchased during the period with proceeds from maturing investments and shorter-dated Treasuries. Also providing above-market returns were the Fund's mortgage-backed positions, which were buoyed by sizeable principal prepayments and high absolute yields.

PORTFOLIO STRATEGY

Mindful of the unattractive yields available from most government securities, we increased the Fund's allocation to corporate bonds during the period. On October 31, 2000, the Fund was invested approximately 63 percent in corporate bonds, 20 percent in U.S. government agency securities, 10 percent in mortgage-backed securities, 6 percent in Treasuries and 1 percent in cash and cash equivalents. Within the corporate sector, purchases were focused on utilities and industrials, emphasizing issues with maturities of two to three years.

On October 31, the Fund held 38 investment-grade corporate issues with an average coupon of 6.95 percent. The Fund's average maturity, including cash reserves, declined from 1.55 years to 1.48 years during the period. The average quality rating for the portfolio was A2 at the end of October.

LOOKING AHEAD

Signs of slowing growth and moderating inflation have been evident in the most recent economic releases. Housing and auto sales remain at healthy levels, though they have subsided somewhat since the first quarter of 2000. And due to productivity improvements, inflation remains contained, despite a tight but possibly loosening labor force. Such an environment could pave the way for an economic soft landing with stable interest rates for the foreseeable future. However, the equity markets have recently been reacting adversely to earnings warnings, sending prices of corporate bonds lower and endangering future spending as consumers become concerned about potential declines in the value of their investments. Barring the continuation of this trend, the major determinants of interest rates for 2001 are likely to be the effect of surging energy prices on consumer and business spending and the implementation of fiscal policy by a new administration.

MORGAN STANLEY DEAN WITTER SHORT-TERM BOND FUND

Over the coming months we plan to be vigilant in monitoring the effects from Congressional activity, the cost of energy and the impact of equity prices on business and the consumer. We anticipate that in the near term the Fund will continue to maintain a defensive maturity and duration strategy with a focus on providing an attractive dividend yield.

We appreciate your ongoing support of Morgan Stanley Dean Witter Short-Term Bond Fund and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO                       /s/ MITCHELL M. MERIN
CHARLES A. FIUMEFREDDO                           MITCHELL M. MERIN
Chairman of the Board                            President

MORGAN STANLEY DEAN WITTER SHORT-TERM BOND FUND

FUND PERFORMANCE October 31, 2000

AVERAGE ANNUAL TOTAL RETURNS
-----------------------------------
1 Year                      5.92%(1)
5 Years                     5.52%(1)
Since Inception (1/10/94)   5.22%(1)

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST.
---------------------

(1) Figure shown assumes reinvestment of all distributions.
    There is no sales charge.

MORGAN STANLEY DEAN WITTER SHORT-TERM BOND FUND

PORTFOLIO OF INVESTMENTS October 31, 2000 (unaudited)

PRINCIPAL
AMOUNT IN                                          COUPON    MATURITY
THOUSANDS                                           RATE       DATE         VALUE
-------------------------------------------------------------------------------------
            CORPORATE BONDS (62.5%)
            Aerospace & Defense (1.8%)
$  2,000    Bombardier Capital Inc. - 144A*
            (Canada).............................  6.00  %   01/15/02    $ 1,968,160
                                                                         -----------

            Broadcasting (1.8%)
   2,000    Clear Channel Communications
            Corp. ...............................  7.25      09/15/03      1,988,500
                                                                         -----------

            Cable Television (2.6%)
   1,000    Century Communications Corp. ........  9.75      02/15/02        990,000
   1,000    Cox Enterprises Inc. - 144A*.........  6.625     06/14/02        989,610
     800    Rogers Cablesystems, Ltd. ...........  9.625     08/01/02        812,000
                                                                         -----------
                                                                           2,791,610
                                                                         -----------
            Casino/Gaming (0.9%)
   1,000    Circus Circus Enterprises, Inc. .....  9.25      12/01/05        985,000
                                                                         -----------

            Computer Processing Hardware (1.8%)
   2,000    Compaq Computer Corp. ...............  7.45      08/01/02      2,008,060
                                                                         -----------

            Department Stores (3.5%)
   3,000    Dillard's Inc. ......................  5.79      11/15/01      2,762,280
   1,000    Federated Department Stores, Inc. ...  8.50      06/15/03        998,770
                                                                         -----------
                                                                           3,761,050
                                                                         -----------
            Drugstore Chains (0.9%)
   1,000    Rite Aid Corp. - 144A*...............  6.00      12/15/00        990,000
                                                                         -----------

            Electric Utilities (11.0%)
   1,000    Dominion Resources Inc. .............  7.60      07/15/03      1,009,720
   1,000    Cinergy Corp. - 144A*................  6.125     04/15/04        941,160
     972    Niagara Mohawk Power Co. ............  7.125     07/01/01        968,195
   2,000    Pacific Gas & Electric Co. ..........  6.25      08/01/03      1,956,360
   2,000    Public Service Electric & Gas Co. ...  7.19      09/16/02      2,011,180
   3,000    CSW Investments - 144A* (United
             Kingdom)............................  6.95      08/01/01      2,991,360
   2,000    Texas Utilities Electric Co. ........  8.125     02/01/02      2,022,560
                                                                         -----------
                                                                          11,900,535
                                                                         -----------
            Electric Distributors (1.9%)
   2,000    Arrow Electronics Inc. - 144A*.......  8.20      10/01/03      2,007,960
                                                                         -----------

            Environmental Services (2.1%)
   2,370    USA Waste Services, Inc. ............  6.125     07/15/01      2,325,420
                                                                         -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SHORT-TERM BOND FUND

PORTFOLIO OF INVESTMENTS October 31, 2000 (unaudited) continued

PRINCIPAL
AMOUNT IN                                          COUPON    MATURITY
THOUSANDS                                           RATE       DATE         VALUE
-------------------------------------------------------------------------------------
            Finance/Retail/Leasing (4.4%)
$  2,000    Comdisco, Inc. ......................  6.13  %   08/01/01    $ 1,746,100
   2,000    Gatx Capital Corp. ..................  6.50      11/01/00      1,999,540
   2,370    IBM Credit Corp. ....................  7.00      01/28/02      1,000,440
                                                                         -----------
                                                                           4,746,080
                                                                         -----------
            Financial Conglomerates (5.4%)
   2,600    Brascan Ltd. (Canada)................  7.375     10/01/02      2,575,976
   2,000    Conseco, Inc. .......................  8.75      02/09/04      1,260,000
   2,000    General Acceptance Corp. ............  6.375     12/01/01      1,985,900
                                                                         -----------
                                                                           5,821,876
                                                                         -----------
            Food Retails (1.8%)
   2,000    Kroger Co. ..........................  6.34      06/01/01      1,984,980
                                                                         -----------

            Food: Major Diversified (1.8%)
   2,000    Unilever Capital Corp. ..............  6.75      11/01/03      1,991,480
                                                                         -----------

            Investment Bankers/Brokers/Services (1.8%)
   2,000    Lehman Brothers Holdings, Inc. ......  6.50      10/01/02      1,973,880
                                                                         -----------

            Major Banks (2.8%)
   2,000    First Union Corp. ...................  8.00      11/15/02      2,038,300
   1,000    Republic New York Corp. .............  8.25      11/01/01      1,009,400
                                                                         -----------
                                                                           3,047,700
                                                                         -----------
            Major Telecommunications (3.6%)
   2,000    AT & T Corp. ........................  5.625     03/15/04      1,883,760
   2,000    WorldCom, Inc. ......................  7.875     05/15/03      2,033,900
                                                                         -----------
                                                                           3,917,660
                                                                         -----------
            Media Conglomerates (1.9%)
   2,000    Paramount Communications, Inc. ......  7.50      01/15/02      2,004,900
                                                                         -----------

            Oil/Gas Pipelines (1.9%)
   2,000    Columbia Energy Group (Series A) ....  6.39      11/28/00      1,998,100
                                                                         -----------

            Oil & Gas Production (0.9%)
   1,000    Occidental Petroleum Corp. ..........  8.50      11/09/01      1,009,920
                                                                         -----------

            Railroads (1.1%)
   1,200    Union Pac Corp. .....................  7.375     05/15/01      1,199,292
                                                                         -----------

            Savings Banks (3.2%)
   1,500    Golden West Financial Corp. .........  7.875     01/15/02      1,505,580
   2,000    Long Island Savings Bank ............  6.20      04/02/01      1,987,200
                                                                         -----------
                                                                           3,492,780
                                                                         -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SHORT-TERM BOND FUND

PORTFOLIO OF INVESTMENTS October 31, 2000 (unaudited) continued

PRINCIPAL
AMOUNT IN                                          COUPON    MATURITY
THOUSANDS                                           RATE       DATE         VALUE
-------------------------------------------------------------------------------------
            Specialty Telecommunications (1.8%)
$  2,000    US West Capital Funding, Inc. .......  6.875 %   08/15/01    $ 1,990,640
                                                                         -----------

            Wireless Communications (1.8%)
   2,000    AirTouch Communications, Inc. .......  7.125     07/15/01      1,994,880
                                                                         -----------

            TOTAL CORPORATE BONDS
            (Cost $69,228,984)........................................    67,900,463
                                                                         -----------

            ASSET BACKED SECURITIES (2.8%)
            Utilities
            California Infrastructure & Economic
             Development Bank
   1,079     Special Purpose Trust SCE - 1
              Class A-3..........................  6.17      03/25/03      1,078,006
   2,000     Special Purpose Trust PG&E - 1
              Class A-5..........................  6.25      06/25/04      1,989,460
                                                                         -----------

            TOTAL ASSET BACKED SECURITIES
            (Cost $3,126,411).........................................     3,067,466
                                                                         -----------

            U.S. GOVERNMENT & AGENCY OBLIGATIONS (32.7%)
            Mortgage Pass-Through Securities
            (9.8%)
   4,949    Federal Home Loan Mortgage Corp. PC              10/01/01-
             Gold................................  6.00      09/01/03      4,827,315
   4,376    Federal Home Loan Mortgage Corp.                 10/01/01-
             PC Gold.............................  6.50      04/01/03      4,285,949
   1,534    Federal National Mortgage Assoc. ....  6.00      04/01/01      1,486,250
                                                                         -----------
                                                                          10,599,514
                                                                         -----------
            U.S. Government & Agency Obligations (22.9%)
  10,600    Federal Home Loan Banks..............  6.00-     11/15/01-
                                                   6.75      05/01/02     10,613,577
   1,000    Federal Home Loan Mortgage Corp. ....  5.865     07/16/01        993,030
   5,500    Federal National Mortgage Assoc. ....  5.810-    08/27/01-
                                                   6.625     07/17/02      5,474,370
   2,000    Tennessee Valley Authority Strips....  0.00      05/01/02      1,815,980
   6,000    U.S. Treasury Note...................  6.25-     05/31/01-
                                                   6.50      02/15/03      6,016,730
                                                                         -----------
                                                                          24,913,687
                                                                         -----------
            TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
            (Cost $35,715,442)........................................
                                                                          35,513,201
                                                                         -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SHORT-TERM BOND FUND

PORTFOLIO OF INVESTMENTS October 31, 2000 (unaudited) continued

PRINCIPAL
AMOUNT IN                                          COUPON    MATURITY
THOUSANDS                                           RATE       DATE         VALUE
-------------------------------------------------------------------------------------
            SHORT-TERM INVESTMENT (1.3%)
            REPURCHASE AGREEMENT
$  1,447    The Bank of New York (dated 10/31/00;
            proceeds $1,447,714) (a)
            (Cost $1,447,455)....................  6.437 %    11/01/00   $  1,447,455
                                                                         ------------

            TOTAL INVESTMENTS
            (Cost $109,518,292) (b)..........................    99.3%    107,928,585

            OTHER ASSETS IN EXCESS OF LIABILITIES..............   0.7         732,096
                                                                -----    ------------

            NET ASSETS.......................................   100.0%   $108,660,681
                                                                =====    ============

---------------------
 *  Resale is restricted to qualified institutional investors.
(a) Collateralized by $1,448,791 U.S. Treasury Note 6.25% due 07/31/02 valued at $1,476,408.
(b) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $245,601 and the aggregate gross unrealized depreciation is $1,835,308, resulting in net unrealized depreciation of $1,589,707.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SHORT-TERM BOND FUND

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2000 (unaudited)

ASSETS:
Investments in securities, at value
 (cost $109,518,292).....................  $107,928,585
Receivable for:
    Interest.............................     1,895,771
    Shares of beneficial interest sold...       390,752
Prepaid expenses and other assets........        37,171
                                           ------------

    TOTAL ASSETS.........................   110,252,279
                                           ------------

LIABILITIES:
Payable for:
    Shares of beneficial interest
     repurchased.........................     1,422,167
    Dividends to shareholders............        73,117
    Investment management fee............        57,444
Accrued expenses and other payables......        38,870
                                           ------------
    TOTAL LIABILITIES....................     1,591,598
                                           ------------
    NET ASSETS...........................  $108,660,681
                                           ============

COMPOSITION OF NET ASSETS:
Paid-in-capital..........................  $114,572,742
Net unrealized depreciation..............    (1,589,707)
Accumulated undistributed net investment
 income..................................           259
Accumulated net realized loss............    (4,322,613)
                                           ------------
    NET ASSETS...........................  $108,660,681
                                           ============

NET ASSET VALUE PER SHARE,
 11,661,634 shares outstanding
 (unlimited shares authorized of $.01 par
 value)..................................         $9.32
                                           ============

STATEMENT OF OPERATIONS
For the six months ended October 31, 2000 (unaudited)
NET INVESTMENT INCOME:
INTEREST INCOME............................  $3,809,452
                                             ----------

EXPENSES
Investment management fee..................     397,764
Professional fees..........................      33,473
Transfer agent fees and expenses...........      28,456
Shareholder reports and notices............      28,362
Registration fees..........................      20,518
Trustees' fees and expenses................       5,339
Custodian fees.............................       4,826
Other......................................       3,127
                                             ----------

    TOTAL EXPENSES.........................     521,865
Less: amounts waived/reimbursed............     (67,278)
                                             ----------

    NET EXPENSES...........................     454,587
                                             ----------

    NET INVESTMENT INCOME..................   3,354,865
                                             ----------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss..........................    (693,086)
Net change in unrealized depreciation......   2,150,612
                                             ----------

    NET GAIN...............................   1,457,526
                                             ----------

NET INCREASE...............................  $4,812,391
                                             ==========

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SHORT-TERM BOND FUND

STATEMENT OF CHANGES IN NET ASSETS
                                                                           FOR THE YEAR
                                                         FOR THE SIX          ENDED
                                                         MONTHS ENDED       APRIL 30,
                                                        OCTOBER 31, 2000       2000
---------------------------------------------------------------------------------------
                                                          (unaudited)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income.................................    $  3,354,865     $  8,373,241
Net realized loss.....................................        (693,086)      (1,637,726)
Net change in unrealized depreciation.................       2,150,612       (3,269,690)
                                                          ------------     ------------

    NET INCREASE......................................       4,812,391        3,465,825

Dividends from net investment income..................      (3,370,216)      (8,353,039)
Net decrease from transactions in shares of beneficial
 interest.............................................     (11,475,647)     (62,860,227)
                                                          ------------     ------------

    NET DECREASE......................................     (10,033,472)     (67,747,441)
NET ASSETS:
Beginning of period...................................     118,694,153      186,441,594
                                                          ------------     ------------

    END OF PERIOD
    (Including undistributed net investment income of
    $259 and $15,610, respectively)...................    $108,660,681     $118,694,153
                                                          ============     ============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SHORT-TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS October 31, 2000 (unaudited)

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Short-Term Bond Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to provide a high level of current income consistent with the preservation of capital. The Fund seeks to achieve its objective by investing in a diversified portfolio of short-term fixed income securities. The Fund was organized as a Massachusetts business trust on October 22, 1993 and commenced operations on January 10, 1994.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) all portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (2) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager") that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (3) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and (4) short-term debt securities having a maturity date of more than sixty days at the time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by

MORGAN STANLEY DEAN WITTER SHORT-TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS October 31, 2000 (unaudited) continued

the identified cost method. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.70% to the net assets of the Fund determined as of the close of each business day.

For the period May 1, 1999 through December 31, 2001, the Investment Manager has agreed to waive its fee and reimburse expenses to the extent they exceed 0.80% of the daily net assets of the Fund. At October 31, 2000, included in the Statement of Assets and Liabilities is a receivable from affiliate which represents expense reimbursements due to the Fund.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales/prepayments of portfolio securities, excluding short-term investments, for the six months ended October 31, 2000 were $57,072,746, and $64,232,836, respectively. Included in the aforementioned are purchases and sales/prepayments of U.S. Government securities of $26,947,956 and $30,621,756, respectively.

MORGAN STANLEY DEAN WITTER SHORT-TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS October 31, 2000 (unaudited) continued

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager, is the Fund's transfer agent. At October 31, 2000, the Fund had transfer agent fees and expenses payable approximately $1,000.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                   FOR THE SIX                      FOR THE YEAR
                                                                   MONTHS ENDED                        ENDED
                                                                 OCTOBER 31, 2000                  APRIL 30, 2000
                                                            --------------------------       --------------------------
                                                                   (unaudited)
                                                              SHARES         AMOUNT            SHARES         AMOUNT
                                                            -----------   ------------       -----------   ------------
Sold......................................................  14,849,548    $137,748,933       54,714,865    $510,668,353
Reinvestment of dividends.................................     260,127       2,416,217          667,268       6,222,631
                                                            ----------    ------------       ----------    ------------
                                                            15,109,675     140,165,150       55,382,133     516,890,984
Repurchased............................................... (16,355,251)   (151,640,797)     (62,125,924)   (579,751,211)
                                                            ----------    ------------       ----------    ------------
Net decrease..............................................  (1,245,576)   $(11,475,647)      (6,743,791)   $(62,860,227)
                                                            ==========    ============       ==========    ============

5. FEDERAL INCOME TAX STATUS

At April 30, 2000, the Fund had a net capital loss carryover of approximately $2,482,000, to offset future capital gains to the extent provided by regulations available through April 30 of the following years:

                            AMOUNT IN THOUSANDS
----------------------------------------------------------------------------
        2003              2004       2005       2006       2007       2008
      --------          --------   --------   --------   --------   --------
        $378              $501       $186       $359       $509       $549
        ====              ====       ====       ====       ====       ====

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $1,148,000 during fiscal 2000.

As of April 30, 2000, the Fund had temporary book/tax differences primarily attributable to post-October losses.

MORGAN STANLEY DEAN WITTER SHORT-TERM BOND FUND

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                           FOR THE SIX                  FOR THE YEAR ENDED APRIL 30,
                                                           MONTHS ENDED     ----------------------------------------------------
                                                         OCTOBER 31, 2000     2000       1999       1998       1997       1996
--------------------------------------------------------------------------------------------------------------------------------
                                                           (unaudited)
SELECTED PER SHARE DATA:

Net asset value, beginning of period...................        $ 9.20         $ 9.49     $ 9.49     $ 9.50    $ 9.54     $ 9.46
                                                               ------         ------     ------     ------    ------     ------

Income (loss) from investment operations:
 Net investment income.................................          0.28           0.51       0.56       0.65      0.61       0.63
 Net realized and unrealized gain (loss)...............          0.12          (0.29)        --         --     (0.06)      0.05
                                                               ------         ------     ------     ------    ------     ------

Total income from investment operations................          0.40           0.22       0.56       0.65      0.55       0.68
                                                               ------         ------     ------     ------    ------     ------

Less dividends and distributions from:
 Net investment income.................................         (0.28)         (0.51)     (0.56)     (0.66)    (0.59)     (0.45)
 Paid-in-capital.......................................            --             --         --         --        --      (0.15)
                                                               ------         ------     ------     ------    ------     ------

Total dividends and distributions......................         (0.28)         (0.51)     (0.56)     (0.66)    (0.59)     (0.60)
                                                               ------         ------     ------     ------    ------     ------

Net asset value, end of period.........................        $ 9.32         $ 9.20     $ 9.49     $ 9.49    $ 9.50     $ 9.54
                                                               ======         ======     ======     ======    ======     ======

TOTAL RETURN+..........................................          4.38%(1)       2.36%      6.00%      7.02%     5.88%      7.33%

RATIOS TO AVERAGE NET ASSETS (3):
Expenses...............................................          0.80%(2)       0.80%      0.31%        --      0.64%      0.37%

Net investment income..................................          5.90%(2)       5.43%      5.68%      6.52%     6.25%      6.54%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands................      $108,661       $118,694   $186,442   $107,699   $42,252    $33,178

Portfolio turnover rate................................            53%(1)         71%        58%        55%       67%        64%

---------------------
 + Calculated based on the net asset value as of the last business day of the period.
(1) Not annualized.
(2) Annualized.
(3) If the Fund had borne all expenses that were assumed or waived by the Investment Manager, the annualized expense and net investment income ratios would have been 0.92% and 5.79%, respectively, for the six months ended October 31, 2000; 0.90% and 5.33%, respectively, for the year ended April 30, 2000; 0.88% and 5.11% , respectively, for the year ended April 30, 1999; 1.10% and 5.42%, respectively, for the year ended April 30, 1998; 1.30% and 5.59%, respectively, for the year ended April 30, 1997; and 1.29% and 5.61%, respectively, for the year ended April 30, 1996.

                          SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SHORT-TERM BOND FUND

CHANGE IN INDEPENDENT ACCOUNTANTS

On July 1, 2000 PricewaterhouseCoopers LLP resigned as independent accountants of the Fund.

The reports of PricewaterhouseCoopers LLP on the financial statements of the Fund for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

In connection with its audits for the two most recent fiscal years and through July 1, 2000, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for such years.

The Fund, with the approval of its Board of Trustees and its Audit Committee, engaged Deloitte & Touche LLP as its new independent auditors as of July 1, 2000.

TRUSTEES
----------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
----------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

Rochelle G. Siegel
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
----------------------------------
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT AUDITORS
----------------------------------
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT MANAGER
----------------------------------
Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048

The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors and accordingly they do not express an opinion thereon.

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Read the prospectus carefully before investing.

Morgan Stanley Dean Witter Distributors Inc., member NASD.

MORGAN STANLEY
DEAN WITTER
Short-Term
Bond Fund


Semiannual Report
October 31, 2000